                        Fund for Government Investors
                             A MONEY MARKET FUND
                              Semiannual Report

                                June 30, 2001

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                                                                 July 31, 2001

Dear Shareholder:

As of June 30, 2001, Fund for Government Investors had net assets of $511.8 million and an average weighted maturity of 40 days. The Fund's annualized net income as a percentage of average net assets for the six months ended June 30, 2001 was 4.18%, compared to 5.17% for the year ended December 31, 2000.

As predicted in our annual report last December, the Federal Reserve (the "Fed") continued to cut the Federal Funds Discount Rate throughout the period of this report. During the first half of this year, this widely followed interest rate was lowered 275 basis points (100 basis points = 1.0%) from 6.00% to 3.25%. This unprecedented decrease seemed to track a quickly declining economy. Conventional wisdom believes that the weakness in the economy will continue for the near-term and that we could expect further easing by the Fed in an attempt to facilitate an economic turnaround.

In this environment, our conservative investment strategy of investing only in Government securities with the shortest maturities should continue to reward our investors with peace of mind. As always, we appreciate your support and look forward to serving your investment needs in the future.

Sincerely,

/s/ David H. Ellison

David H. Ellison
President

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                                                 Fund for Government Investors
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PORTFOLIO OF INVESTMENTS
June 30, 2001
(unaudited)

                                                    Annualized
                                                 Yield on Date of      Value
  Payable at Maturity        Maturity Date           Purchase         (Note 1)
--------------------------------------------------------------------------------
United States Treasury Bills: 100.0%
$25,000,000............. July 5, 2001.........         4.03%        $ 24,988,806
 75,000,000............. July 19, 2001........      4.0 - 4.80        74,848,000
 50,000,000............. July 26, 2001........         3.70           49,871,528
 50,000,000............. August 2, 2001.......      3.80 - 3.88       49,829,226
 25,025,000............. August 9, 2001.......      3.58 - 3.66       24,927,807
 75,000,000............. August 16, 2001......         3.60           74,655,000
 25,000,000............. August 23, 2001......         3.54           24,869,699
 25,000,000............. August 30, 2001......         3.60           24,849,835
 25,000,000............. September 13, 2001...         3.48           24,821,167
 25,000,000............. September 20, 2001...         3.43           24,807,062
 50,000,000............. September 27, 2001...      3.33 - 3.38       49,589,545
                                                                    ------------
    Total Investments: 100.0% (Cost $448,057,675*).................  448,057,675
                                                                    ============


              *Same cost is used for Federal income tax purposes.
                Weighted Average Maturity of Portfolio: 40 Days

                       See Notes to Financial Statements.

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                                       2

                                                 Fund for Government Investors
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STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(unaudited)

ASSETS
 Securities at Cost............................................... $448,057,675
                                                                   ============
 Securities at Value (Note 1)..................................... $448,057,675
 Cash.............................................................      224,905
 Receivable for Securities Sold...................................   59,743,634
 Receivable for Shares Sold ......................................    4,290,892
 Interest Receivable .............................................       12,612
                                                                   ------------
  Total Assets....................................................  512,329,718
                                                                   ------------
LIABILITIES
 Investment Advisory Fee Payable..................................      204,086
 Administration Fee Payable ......................................      102,103
 Distributions Payable ...........................................       42,198
 Payable for Shares Redeemed......................................      186,816
 Taxes Payable....................................................          379
                                                                   ------------
  Total Liabilities...............................................      535,582
                                                                   ------------
NET ASSETS........................................................ $511,794,136
                                                                   ============
Shares Outstanding................................................  511,794,136
                                                                   ============
Net Asset Value Per Share.........................................        $1.00
                                                                   ============


                       See Notes to Financial Statements.

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                                       3

                                                 Fund for Government Investors
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STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001
(unaudited)

Net Increase in Net Assets Resulting from Operations:
Interest Income (Note 1).................................           $12,816,461
                                                                    -----------
Expenses
 Investment Advisory Fee (Note 2)........................ 1,294,441
 Administrative Fee (Note 2).............................   650,764   1,945,205
                                                          --------- -----------
Net Investment Income....................................           $10,871,256
                                                                    ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                For the Six     For the Year
                                               Months Ended         Ended
                                               June 30, 2001    December 31,
                                                (unaudited)         2000
                                              ---------------  ---------------
Net Increase in Net Assets Resulting from
 Operations and Declared as Dividends to
 Shareholders (Note 1)....................... $    10,871,256  $    27,729,148
                                              ===============  ===============
From Share Transactions:
 (at constant net asset value of $1)
 Net Proceeds from Sales of Shares........... $ 1,533,430,815  $ 4,716,223,309
 Reinvestment of Distributions...............      10,646,256       27,065,564
                                              ---------------  ---------------
  Total......................................   1,544,077,071    4,743,288,873
 Cost of Shares Redeemed.....................  (1,587,994,239)  (4,680,204,758)
                                              ---------------  ---------------
  Total Increase (Decrease) in Net Assets....     (43,917,168)      63,084,115
Net Assets--Beginning of Period..............     555,711,304      492,627,189
                                              ---------------  ---------------
Net Assets--End of Period.................... $   511,794,136  $   555,711,304
                                              ===============  ===============


                       See Notes to Financial Statements.

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                                       4

                                                 Fund for Government Investors
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FINANCIAL HIGHLIGHTS



                          For the Six
                          Months Ended
                            June 30,      For the Years Ended December 31,
                              2001     -------------------------------------------
                          (unaudited)   2000     1999     1998     1997     1996
                          ------------ -------  -------  -------  -------  -------
Per Share Operating
 Performance:
 Net Asset Value--
  Beginning of Period...     $ 1.00     $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                            -------    -------  -------  -------  -------  -------
 Income from Investment
  Operations:
  Net Investment Income.       0.02       0.05     0.04     0.04     0.04     0.04
                            -------    -------  -------  -------  -------  -------
 Distributions to
  Shareholders:
  From Net Investment
   Income...............      (0.02)     (0.05)   (0.04)   (0.04)   (0.04)   (0.04)
                            -------    -------  -------  -------  -------  -------
 Net Increase in Net
  Asset Value...........       0.00       0.00     0.00     0.00     0.00     0.00
                            -------    -------  -------  -------  -------  -------
 Net Asset Value--End of
  Period................     $ 1.00     $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                            =======    =======  =======  =======  =======  =======
Total Investment Return.       4.21%A     5.27%    3.97%    4.34%    4.49%    4.50%
Ratios to Average Net
 Assets:
 Expenses...............       0.75%A     0.75%    0.74%    0.74%    0.74%    0.74%
 Net Investment Income..       4.18%A     5.17%    3.90%    4.26%    4.40%    4.41%
Supplementary Data:
 Number of Shares
  Outstanding at End of
  Period with a Net
  Asset Value of $1 (in
  thousands)............    511,794    555,711  492,627  571,742  572,313  535,325

--------
A  Annualized


                       See Notes to Financial Statements.

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                                       5

                                                 Fund for Government Investors
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NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

 Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. These estimates could be different from the actual results. The following is a summary of significant accounting policies, which the Fund consistently follows:

  (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

  (b) Investment income is recorded as earned.

  (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Investment advisory and management services are provided by Money Management Associates (the "Adviser"), a subsidiary of Friedman, Billings, Ramsey Group, Inc., under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser.

 FBR National Bank & Trust (formerly Rushmore Trust and Savings, FSB), a subsidiary of the Adviser, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. FBR National Bank & Trust is paid an administrative fee at an annual rate of 0.25% of average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses. The Fund has an agreement with FBR National Bank & Trust to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at June 30, 2001.

3. AGREEMENT WITH FRIEDMAN BILLINGS RAMSEY GROUP, INC.

 On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction was consummated on April 1, 2001.

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                                       6

                                   Fund For
                                   Government Investors


                                   [graphic of Rushmore appears here]



                                   Semiannual Report




                                                                   June 30, 2001